Exhibit 10(e)(10)

TENTH AMENDMENT TO THE

KAISER GROUP INTERNATIONAL, INC.

SECTION 401(k) PLAN

WHEREAS, Kaiser Group International, Inc., which was formerly known as ICF Kaiser International, Inc. (the “Company”), maintains that Kaiser Group International, Inc. Section 401(k) Plan (the “Plan”), which was most recently restated effective as of January 1, 1996; and

WHEREAS, the Plan as so restated has been amended on nine occasions; and

WHEREAS, the Company has decided to amend the Plan to reconcile certain references set forth in prior amendments; and

WHEREAS, the IRS has requested certain amendments to the Plan as a condition to the issuance of a favorable determination letter;

NOW, THEREFORE, effective as of the dates specifically set forth below, the Plan is amended in the manner hereinafter set forth.

1.             The third and fourth sentences of the first paragraph of Section 1.9 of the Plan are hereby amended, effective as of January 1, 1997, to provide as follows:

Compensation generally includes only those items specified in Treasury Regulations § 1.415-2(d)(2) and shall exclude all items specified in Treasury Regulations § 1.415-2(d)(3).  Effective January 1, 1998, notwithstanding the above, for purposes of Section 4.1 of the Plan, salary reduction amounts contributed to the Company’s Dependent Care Assistance plan, the Health Flexible Spending Account Plan, Pre-tax Contribution Plan, and this Plan shall be considered Compensation; and provided, further, that, effective for Plan Years beginning on and after January 1, 2001, notwithstanding the provisions set forth above, for purposes of Section 4.1 of the Plan, qualified transportation fringe benefits excluded from gross income by reason of Section 132(f)(4) of the Code shall be considered Compensation.

2.             The second paragraph of Section 1.9 of the Plan is hereby amended, effective as of January 1, 1997, by the addition of two sentences after the first sentence of said paragraph to provide as follows:

Prior to January 1, 1997, for purposes of applying the limits on compensation under Section 401(a)(17) of the Code, a Highly Compensated Employee’s Family Member shall be treated as a single employee with one compensation, and the dollar limit will be allocated among the members of the family unit in proportion to each member’s compensation.  On and after January 1, 1997, such family aggregation rules shall no longer apply.

3.             Clause (ii) of Section 1.12 of the Plan is hereby amended, effective as of January 1, 1997, as follows:

(ii)           for periods prior to January 1, 1997, such services are of a type historically performed by employees in the business field of the recipient and after December 31, 1996, such services are performed under the primary direction or control of the recipient.

4.             Section 1.16 of the Plan is hereby amended, effective as of January 1, 1997, by the deletion of the last sentence thereof and by the addition of the following language at the end thereof:

Effective for years after December 31, 1996, the following procedure shall be used to distribute Excess Contributions:

Step 1:            The dollar amount of Excess Contributions for each Highly Compensated Employee will be calculated as described in Code Section 401(k)(8)(B) and Treasury Regulation §1.401(k)-1(f)(2).

Step 2:            The total of all the dollar amounts calculated in Step 1 will be determined.

Step 3:            The total determined under Step 2 will be distributed by reducing the Salary Deferrals of the Highly Compensated Employee with the highest dollar amount of Salary Deferrals by the amount required to cause such Employee’s Salary Deferrals to equal the dollar amount of the Salary Deferrals of the Highly Compensated Employee with the next highest dollar amount of Salary Deferrals.  This step is repeated in turn for each Highly Compensated Employee, based on the highest dollar amounts of Salary Deferrals, until the all Excess Contributions (as determined in Step 2) are distributed.

5.             Section 1.20 of the Plan is hereby amended, effective as of January 1, 1997, by: (i) the correction the cross reference in clause (a) from “Section 4.3(b)(ii)” to “Section 4.4(b)(iii)” and the cross reference in the last sentence thereof from “Section 1.17” to “Section 1.20”; and (ii) the addition of a paragraph at the end thereof to provide as follows:

Prior to January 1, 1997, the term “Highly Compensated Employee” shall reflect the provisions of Section 414(q)(6) of the Code as it existed prior to the repeal of the family aggregation rules, as follows:

(A)          Treatment of certain family members

In general.  If an individual is a member of the family of a 5-percent owner or of a Highly Compensated Employee in the group consisting of the 10 highly compensated Employees paid the highest compensation during the year, then—

(i)            Such individual shall not be considered a separate employee, and

(ii)           Any compensation paid to such individual (and any applicable contribution and benefit on behalf of such individual shall be treated as if it were paid to (and on behalf of) the 5-percent owner or Highly Compensated Employee.

(B)           Family.  For purposes of subparagraph (a), the term “family” means, with respect to any employee, such Employee’s spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

(C)           Rules to apply to the provisions.

(i)            In general, except as provided in regulations and in clause (ii), the rules of subparagraph (A) shall be applied in determining the compensation of (or any contributions or benefits on behalf of) any Employee for purposes of any section with respect to which a Highly Compensated Employee is defined by reference to this subsection.

(ii)           Exception for determining integration levels.  Clause (i) shall not apply in determining the portion of the compensation of a participant which is under the integration level for purposes of section 401(l).

After December 31, 1996, such family aggregation rules shall no longer apply.

6.             Section 1.36 of the Plan is hereby amended, effective as of  January 1, 1997, to provide as follows:

1.36         “§415 Compensation” shall mean Compensation as defined in Section 4.4(b)(iii) of the Plan.

7.             Effective as of January 1, 2001, the sentence added by Item 6 of the seventh Amendment to the Plan is hereby added to Section 4.2 of the Plan and is amended by the addition of the phrase “On and after January 1, 2001,” at the beginning thereof.

8.             Effective as of January 1, 2001, the reference to the last sentence of Section 4.3 in Item 6 of the seventh Amendment to the Plan is hereby deleted.

9.             Section 4.4(b)(iii) of the Plan is hereby amended, effective as of January 1, 1997, as follows:

(iii)          The term “§ 415 Compensation” shall mean compensation as defined in Section 415(c)(3) of the Code, including all of the items listed in Treasury Reg. § 1.415-2(d)(2) and excluding all of the items listed in Treasury Reg. § 1.415-2(d)(3).  For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations under Section 4.4, compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Section 402(g)(3) of the Code) and any amount that is contributed or deferred by the Employer at the election of an Employee and that is not includible in gross income of the Employee by reason of Section 125 or 457 of the Code.  For Plan and Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations under Section 4.4, compensation paid or made available during such Plan and Limitation Years shall include elective amounts that are not includible in gross income of an Employee by reason of Section 132(f)(4) of the Code.

10.           Section 4.4(b) of the Plan is hereby amended, effective as of January 1, 1997, by the substitution of the term “§415 Compensation” for the references to “Compensation” therein.

11.           Clause (i) of Section 4.4(b)(x) of the Plan is hereby amended, effective as of January 1, 1996, to provide as follows:

(i) effective for Limitation Years beginning after December 31, 1994, $30,000 (as adjusted under Section 415(d) of the Code), or

12.           The second sentence of Section 4.4(c) of the Plan is hereby amended, effective as of January 1, 1997, by the addition of language following the words “If the Annual Additions to the Account of a Participant in any Limitation Year would otherwise exceed such amount” to provide as follows:

by reason of a reasonable error in estimating a Participant’s annual compensation or in determining the amount of Salary Deferrals that may be made with respect to any Participant under Section 415 of the Code,

13.           Section 4.5(d) of the Plan is hereby amended, effective as of January 1, 1996, by the correction of the phrase “shall be distribution” of the first sentence thereof to the phrase “shall be distributed” and the amendment of the last sentence of the third paragraph of Section 4.5(d) to provide as follows:

All distributions of Excess Contributions shall be accomplished in accordance with Section 1.16.

14.           Sections 4.7 through Section 4.11 of the Plan are hereby renumbered, effective as of June 30, 2003, as Section 4.5, 4.6, 4.7, 4.8 and 4.9, respectively.

15.           The penultimate sentence of the first sentence of Section 4.6 of the Plan is hereby amended, effective January 1, 1997, to provide as follows:

Prior to January 1, 1997, the family aggregation rules shall apply in determining whether there are excess aggregate contributions for a Plan Year.

16.           Section 4.6 of the Plan is hereby amended, effective as of January 1, 1997, by the addition of a sentence after the second sentence of the first paragraph thereof to provide as follows:

Effective for years after December 31, 1996, any excess Matching employer contributions (and any contributions deemed to be after-tax contributions) shall be distributed pursuant to the method described in Section 1.16, except that the term “excess aggregate contributions” (meaning excess Matching employer contributions and any contributions deemed to be after-tax contributions) shall be substituted for the term ‘Excess Contributions.

17.          Section 4.8 of the Plan is hereby amended, effective as of  January 1, 1997, by the deletion of the last two sentences thereof.

18.           Section 8.3(c)(iii) of the Plan is hereby amended, effective as of January 1, 2000, by the addition of a sentence at the end thereof to provide as follows:

Effective January 1, 2000, an “eligible rollover distribution” shall also exclude hardship withdrawals (as defined in Code Section 401(k)(2)(B)(i)(IV)) that are attributable to a Participant’s Salary Deferrals.

19.           The last sentence of paragraph (c) of Section 8.3 of the Plan is hereby amended, effective as of January 1, 2002, by the insertion of the clause “, prior  January 1, 2002” after the word “distributee.”

20.           All references in Item 1 in the Ninth Amendment to the Plan to Section 8.3 of the Plan shall mean, effective as of June 30, 2003, Section 8.4.

21.           Items 1 and 13 of the Ninth Amendment to the Plan are hereby amended, effective as of June 30, 2003, by the deletion of the references to Sections 8.3(e) and (f).

22.           Item 12 of the Ninth Amendment to the Plan is hereby amended, effective as of June 30, 2003, by the substitution of the reference to “Section 8.4” in place of the reference to Section 8.3(f)(7).

23.           Item 13 of the Ninth Amendment to the Plan is hereby amended, effective as of June 30, 2003, to provide as follows:

Effective as of the later of July 30, 2003, or the 90th day after individuals have been furnished a summary that reflects the elimination from the Plan of the optional form of benefit described in Section 8.3(d),

Section 8.4 is amended by: (i) the deletion of paragraphs (a), (b), (c), (d), (e), and (f); (ii) the renumbering of paragraph (g), (h), (i) and (j) as (a), (b), (c), and (d); and (iii) the amendment of new paragraph (b) to provide as follows:

(b)           Form of Distribution.  The benefit shall be paid to the Participant’s beneficiary in the lump sum form of distribution described in Section 8.3(b).

24.           Item 14 of the Ninth Amendment to the Plan is hereby amended, effective as of June 30, 2003, by the substitution of the reference to “Section 8.7” in place of the reference to “Section 8.6”.

25.           Item 15 of the Ninth Amendment to the Plan is hereby amended, effective as of June 30, 2003, by the substitution of the reference to “Section 8.8” in place of the reference to “Section 8.7”.

Executed this 17th day of March, 2004.

KAISER GROUP HOLDINGS, INC.

By:	/s/ John T. Grigsby, Jr.
Title: President